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                              SEASONS SERIES TRUST
                          Supplement to the Prospectus
                               dated July 31, 2006


SEASONS MANAGED ALLOCATION PORTFOLIOS

Effective January 12, 2007, Alexander Kaye of Ibbotson Associates Advisors, LLC ("Ibbotson") is no longer a Portfolio Manager of the Managed Allocation Portfolios (the Allocation Growth, Allocation Moderate Growth, Allocation Moderate and Allocation Balanced Portfolios). Mr. Kaye has been replaced by Carrie Scherkenbach.

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to Mr. Kaye is deleted in its entirety and replaced with the following:

         Ms. Scherkenbach is a Portfolio Manager for Ibbotson's Fund of Funds team within the Investment Management Services Group. She has 8 years investment industry experience and has been with Ibbotson since 1999.



Date:  January 12, 2007

Versions:   Class 3, Version 4 and Combined Master